UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2006

CATALYTICA ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31953	77-0410420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1388 North Tech Boulevard, Gilbert, AZ  85233

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:    (480) 556-5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On May 18, 2006, Catalytica Energy Systems, Inc. (the “Registrant”) entered into a First Amendment to Purchase and Sale Agreement (the “Amendment”) with Wilshire Property Company, LLC, a California limited liability company (the “Buyer”) to amend the terms of the Purchase and Sale Agreement dated April 18, 2006 (the “Sale Agreement”) respecting the agreement of the Registrant to sell the approximately 43,000 square foot corporate headquarters and manufacturing facility located in Gilbert, Arizona (the “Building”) to the Buyer.

Under the terms of the Amendment, the $100,000 earnest money deposit made by the Buyer in connection with the opening of escrow under the Sale Agreement has become nonrefundable and the close of escrow associated with the purchase of the Building (the “Closing”) shall be no later than July 21, 2006. Under the terms of the Amendment, the purchase price payable by the Buyer to the Registrant under the Sale Agreement continues to be $4,775,000 (the “Purchase Price”), with such amount now payable by the Buyer to the Registrant at the Closing. Under the Amendment, the Buyer shall no longer be required to assume the remaining balance owed by Registrant under the loan securing the Building (the “Loan”), which was approximately $2,829,515 as of March 31, 2006. If the Registrant prepays the Loan at July 21, 2006, subject to the consent of the lender to allow such a prepayment prior to September 1, 2006, the estimated payoff of the Loan, together with the estimated prepayment penalty, shall total approximately $2,950,000. The Amendment also provides that the Buyer shall pay the Registrant an additional $40,000 at the Closing and shall purchase certain personal property of the Registrant located at the Building for $25,000. All other terms of the Sale Agreement remain unchanged.

If the sale of the Building closes in accordance with the terms of the Sale Agreement as amended by the Amendment, the Registrant continues to expect to record a gain on the sale of approximately $700,000.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amendment which is attached as Exhibit 10.1 hereto, and to the Sale Agreement and the Exhibits thereto filed by the Registrant as Exhibit 10.1 to the 8-K filed April 24, 2006, and which are incorporated by reference in their entirety herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Federal securities laws and is subject to safe harbors created therein.   These forward-looking statements include, but are not limited to, those regarding the Registrant’s expectations regarding the amount and timing of the recording of the gain resulting from the sale of the Building and the amount and timing of the receipt of any funds from any such sale.

These forward-looking statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statements.  These risks and uncertainties include, among others, the risk that the Buyer may elect not to close the purchase of the Building, the ability of the Buyer to close the purchase of the Building, and the risk that the lender may not consent to the early prepayment of the Loan, together with the development generally of the Registrant’s overall strategic objectives and the other risks set forth in the Registrant’s most recent Forms 10-K and 10-QSB filed with the Securities and Exchange Commission.  The Registrant undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances occurring after the date of this Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Document
10.1(1)	First Amendment to Purchase and Sale Agreement dated May 18, 2006 between the Registrant and Wilshire Property Company, LLC
10.2(2)	Purchase and Sale Agreement dated April 18, 2006 between the Registrant and Wilshire Property Company, LLC

(1) Filed herewith.

(2) Incorporated by reference to Exhibit 10.1 filed with our Form 8-K, filed on April 24, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYTICA ENERGY SYSTEMS, INC.

	By:	/s/ Robert W. Zack
Robert W. Zack, President, Chief Executive Officer and Chief Financial Officer

Date: May 23, 2006

EXHIBIT INDEX

Exhibit Number	Document
10.1(1)	First Amendment to Purchase and Sale Agreement dated May 18, 2006 between the Registrant and Wilshire Property Company, LLC
10.2(2)	Purchase and Sale Agreement dated April 18, 2006 between the Registrant and Wilshire Property Company, LLC

(1) Filed herewith.

(2) Incorporated by reference to Exhibit 10.1 filed with our Form 8-K, filed on April 24, 2006.